Exhibit 99.2

PLEDGE AND SECURITY AGREEMENT

            THIS PLEDGE AND SECURITY AGREEMENT (this "Pledge Agreement"), dated as of May 15, 2006, is executed by Envirokare Composite Corp., a Delaware corporation ("Pledgor"), in favor of NOVA Chemicals Inc., a Delaware corporation ("Lender").

RECITALS

            A.        Lender has agreed to make a loan to Pledgor in the principal amount of $500,000.00 (the "Loan"), as evidenced by that certain Convertible Promissory Note of even date herewith made by Pledgor in favor of Lender (the "Note").

            B.         Lender has required that, as a condition to making the Loan to Pledgor, Pledgor pledge its ownership interests in LRM Industries LLC, a Delaware limited liability company (the "Pledged Entity"), to Lender as security for the performance of the Obligations.

AGREEMENT

            NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Lender as follows:

            1.         Definitions and Interpretation.

            (a)        Definitions.  When used in this Pledge Agreement, the following terms shall have the following respective meanings:

                       "Collateral" shall have the meaning given to that term in Section 2 hereof.

                       "Distributions" shall have the meaning given to that term in Section 2(a)(iv) hereof.

                       "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

                       "Governance Agreements" shall mean the limited liability company agreement and the other organizational or governing documents of the Pledged Entity, including those described on Schedule I hereto.

                       "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any arbitrator, any arbitration panel or any comparable authority.

                       "Lien" shall mean any security interest, mortgage, pledge, lien, charge or other encumbrance in, of or on property or any assets or the income therefrom including the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction.

                        "Note" shall have the meaning given to that term in Recital A hereof.

                        "Lender" shall have the meaning given to that term in the introductory paragraph hereof.

                        "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Pledgor to Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Note or any of the other Loan Documents (as defined in the Note), including all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Pledgor or payable by Pledgor thereunder.

                        "Person" shall mean and include an individual, partnership, corporation (including a business trust), joint stock company, unincorporated association, limited liability company, joint venture, trust or other entity or Governmental Authority.

                        "Pledge Agreement" means this Pledge Agreement and all exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated.

                        "Pledged Membership Interests" means all of Pledgor's right, title and interest in, under and to the Governance Agreements and the ownership interests of Pledgor as more particularly described on Schedule I hereto, together with all limited liability company certificates evidencing ownership of such interests, claims, powers, privileges, benefits, remedies, voting rights, options or rights of any nature whatsoever which currently exists or may be issued or granted by the Pledged Entity to Pledgor while this Pledge Agreement is in effect with respect to or on account of such ownership interests of Pledgor in the Pledged Entity.

                        "Pledged Entity" shall have the meaning given to that term in Recital B hereto.

                        "Pledgor" shall have the meaning given to that term in the introductory paragraph hereof.

                        "Proceeds" shall mean "proceeds" as such term is defined in the UCC and, in any event, shall include, but not be limited to, (i) any and all payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), (ii) any and all amounts paid or payable to Pledgor for or in connection with any sale or other disposition of Pledgor's interests in the Pledged Entity, and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                        "SEC" shall mean the United States Securities and Exchange Commission and any successor thereto.

                        "Technical Amendments" shall have the meaning given to that term in Subsection 4(e) hereof.

                        "UCC" shall mean the Uniform Commercial Code as in effect in the State of Delaware from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Note shall have the respective meanings given to those terms in the Note, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

            (b)        Interpretive Provisions.  The words "hereof", "herein" and "hereunder" and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and paragraph, section, subsection, schedule and exhibit references are to this Pledge Agreement unless otherwise specified.  The word "including" when used in this Pledge Agreement shall be deemed to be followed by the words "but not limited to."

            2.         Pledge.  As security for the Obligations, Pledgor hereby pledges and assigns to Lender and grants to Lender a security interest in all right, title and interest of Pledgor in and to the property described in Subsections (a) - (f) below, whether now owned or hereafter acquired (collectively and severally, the "Collateral"):

            (a)        the Pledged Membership Interests and all other rights appurtenant to such Pledged Membership Interests, including all of Pledgor's:

                        (i)         right, title and interest as a member in the Pledged Entity;

                        (ii)        right, title and interest in the property and assets of the Pledged Entity;

                        (iii)       right, title and interest in and to all capital and other accounts maintained by the Pledged Entity;

                        (iv)       rights and interests in the Governance Agreements, including any and all income, gain, loss, deductions, credits, capital contributions, distributions, and refunds of capital of any nature and the proceeds of any of the foregoing (collectively, "Distributions"); and

                        (v)        rights in respect of Pledgor's interest in the Pledged Entity to exercise and enforce every right, power, remedy, authority, option and privilege of Pledgor relating to the Pledged Membership Interest, including any power to participate in the management and voting of the Pledged Entity, any power to dissolve the Pledged Entity or terminate, cancel or modify any of the Governance Agreements, any power to exercise any right of first refusal or option to acquire any membership interest in the Pledged Entity and the right to acquire or offer to third parties the membership interests of the Pledged Entity pursuant to the Governance Agreements;

            (b)        all Distributions, cash, instruments, products, accessions, rents, profits, income, interest, earnings, revenues, benefits, substitutions and replacements of and to, and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any of the Pledged Membership Interests;

            (c)        all right, title and interest of Pledgor in, to and under any policy of insurance payable by reason of loss or damage to the Pledged Membership Interests and any other collateral pledged to secure the Loan;

            (d)        all of Pledgor's right, title and interest in and to any and all accounts (as defined in the UCC), chattel paper (as defined in the UCC), goods (as defined in the UCC), general intangibles (as defined in the UCC), instruments (as defined in the UCC), investment property (as defined in the UCC), commercial tort claims (as defined in the UCC), deposit accounts (as defined in the UCC), documents (as defined in the UCC), letter of credit rights (as defined in the UCC), letters of credit (as defined in the UCC),  money (as defined in the UCC), payment intangibles (as defined in the UCC), patents and copyrights, trade names, trademarks and service marks, including all federal and/or state registrations or applications for registration pertaining thereto and all common law rights pertaining thereto and all goodwill arising out of, in connection with or relating to Pledgor's ownership interest in the Pledged Entity;

            (e)        all of Pledgor's right, title and interest in and to:

                        (i)         all rights, privileges, authority and power of Pledgor as owner and holder of the items specified above, including all contract rights related thereto;

                        (ii)        all options and other agreements for the purchase or acquisition of any interests in the Pledged Entity; and

                        (iii)       any document or certificate representing or evidencing Pledgor's rights and interests in Pledged Entity; and

            (f)         all Proceeds of the foregoing.

            Each of the following is specifically pledged and assigned to Lender as security for the repayment of the Obligations:  (a) all rights to the Collateral, and (b) the right and power to approve, on behalf of the Pledged Entity, any proposed sale, transfer, assignment, mortgage, pledge, hypothecation, or other encumbrance or alienation of any assets or property (specifically including all real property assets) of the Pledged Entity.

            3.         Representations and Warranties.  Pledgor represents and warrants to Lender as follows:

            (a)        Pledgor is the record legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Pledgor acquires rights in such Collateral, will be the record legal and beneficial owner thereof).  No other Person has (or, in the case of after-acquired Collateral, at the time Pledgor acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral.

            (b)        Lender has (or in the case of after-acquired Collateral, at the time Pledgor acquires rights therein, will have) a first priority perfected security interest in the Collateral.

            (c)        The Pledged Membership Interests have been duly authorized, validly issued and fully paid and are non-assessable.

            (d)        The Pledged Membership Interests are uncertificated.

            (e)        Set forth in Attachment 1 hereto is a true, complete and accurate list of all membership interests issued by the Pledged Entity.

            (f)         No authorization, approval or other action by, and no notice to or filing, declaration or registration with, any Governmental Authority or any other Person (including the shareholders, partners or members of any Person) is required for the exercise by Lender of the voting or other rights provided for in this Pledge Agreement, except in connection with a disposition of the Pledged Membership Interests as may be required by applicable laws affecting the offering and sale of securities generally.

            (g)        Pledgor keeps all records concerning the Collateral and all certificates, instruments and other writings evidencing the same at its chief executive office located at 641 Lexington Avenue, 14th Floor, New York, New York 10022.

            (h)        All information herein or hereafter supplied to Lender by or on behalf of Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied, will be, true, accurate and complete in all material respects.

            (i)         The Pledged Membership Interests (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not have terms expressly providing that they are securities governed by Article 8 of the UCC, and (iii) are not investment company securities, and are not, therefore, "securities" governed by Article 8 of the UCC.

            4.         Covenants.  Pledgor hereby agrees as follows:

            (a)        Pledgor, at Pledgor's expense, shall promptly procure, execute and deliver to Lender all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Lender may request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Lender therein and the first priority of such Lien or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the preceding sentence, Pledgor shall (i) procure, execute and deliver to Lender all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Lender to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Lender therein and the first priority of such Lien or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral, (ii) deliver to Lender promptly upon receipt the originals of the Pledged Membership Interests if the Pledged Membership Interests are ever certificated, other Collateral and all certificates, instruments and other writings evidencing the same, (iii) cause the Lien of Lender to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Lender, (iv) at the request of Lender, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to Lender, indicating that such Collateral is subject to the security interest granted hereby, and (v) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary or desirable, in order to perfect and preserve the security interests granted or purported to be granted hereby.  Pledgor hereby authorizes Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Pledgor where permitted by applicable laws.

            (b)        Pledgor shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

            (c)        Pledgor shall appear in and defend any action or proceeding which may affect its title to or Lender's interest in the Collateral.

            (d)        Pledgor shall not surrender or lose possession of (other than to Lender), sell, encumber, lease, rent, option or otherwise dispose of or transfer any Collateral or right or interest therein, and, notwithstanding any provision of the Note, Pledgor shall keep the Collateral free of all Liens other than the Liens created hereunder.

            (e)        Pledgor shall not, and shall cause the Pledged Entity to not, (i) admit any Person as an additional or substitute member of the Pledged Entity or issue any membership interests to any Person other than Pledgor without Lender's prior written consent; or (ii) alter, amend or modify the Governance Agreements without Lender's prior written consent; provided, however, that Lender's prior written consent shall not be required for technical amendments ("Technical Amendments") to the Governance Agreements which (A) in no way materially affect Lender's rights or obligations under the Governance Agreements or (B) in no way affect the Pledgor's rights or obligations or affect the Pledgor's ability to perform its obligations or exercise its rights under this Pledge Agreement; provided, further, that Technical Amendments shall not include amendments to the Governance Agreements that affect voting or consent rights.

            (f)         Without twenty (20) business days prior written notice to Lender, Pledgor shall not change Pledgor's name, organizational number or the office in which Pledgor's records relating to the Collateral are kept.

            (g)        If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a Person other than Lender or Pledgor (a "Holder"), then Pledgor shall immediately, at Lender's option, cause such Collateral to be delivered into Lender's possession or, if Pledgor, after exercise of its best efforts, is unable to cause such Collateral to be delivered to Lender, execute and deliver to such Holder a written notification/instruction, and take all other steps necessary to perfect the security interest of Lender in such Collateral, including obtaining from such Holder a written acknowledgment that such Holder holds such Collateral for Lender, all pursuant to §9115 of the UCC or other applicable laws governing the perfection of Lender's security interest in the Collateral in the possession of such Holder.  Each such notification/instruction and acknowledgment shall be in form and substance satisfactory to Lender.

            (h)        Upon receipt by Pledgor of any material notice, report or other communication from the Pledged Entity (unless also sent to Lender by the Pledged Entity) or any Holder directly relating to all or any part of the Collateral, Pledgor shall deliver such notice, report or other communication to Lender as soon as possible, but in no event later than five (5) days following the receipt thereof by Pledgor.

            (i)         Without thirty (30) days prior written notice to Lender, Pledgor shall not reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof.

            (j)         Pledgor shall not permit the Pledged Entity to: (i) authorize the amendment of or amend the Governing Documents to provide that its membership interests are governed by Article 8 of the UCC, or (ii) authorize the issuance of or issue certificates evidencing the membership interests of the Pledged Entity.

            (k)        Pledgor shall instruct, and shall cause the Pledged Entity to, and the Pledged Entity shall, deliver to Lender the Confirmation Statement and Instruction Agreement in the form of Exhibit A hereto pursuant to which the Pledged Entity will confirm that it has registered the pledge effected by this Pledge Agreement on its books and agrees to comply with the instructions of Lender in respect of the Pledged Membership Interests without further consent of Pledgor or any other Person.  Notwithstanding anything in this subsection (k), neither Pledgor's instructions nor the Confirmation Statement and Instruction Agreement shall be construed as expanding the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in this Pledge Agreement.

            5.         Voting Rights and Distributions Prior to Default.  Prior to the occurrence of an Event of Default and receipt of the notice referenced in Section 7 below:

            (a)        Lender may not exercise any voting or other consensual rights pertaining to the Pledged Membership Interests, and Pledgor may exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Membership Interests or any part thereof; provided, however, that Pledgor shall not exercise or refrain from exercising any such rights where the consequence of such action or inaction would be to (i) impair any Collateral, the Lien granted to Lender therein, the first priority of such Lien or Lender's rights and remedies hereunder with respect to any Collateral or (ii) otherwise inconsistent with the terms of this Pledge Agreement and the other Loan Documents.

            (b)        Pledgor may receive and retain any Distributions or interest in respect of the Collateral.

            6.         Authorized Action by Lender.  Pledgor hereby irrevocably appoints Lender as its attorney-in-fact and agrees that Lender may perform (but Lender shall not be obligated to and shall incur no liability to Pledgor or any third party for failure so to do) any act which Pledgor is obligated by this Pledge Agreement to perform, and to exercise such rights and powers as Pledgor might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all Distributions, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any indebtedness of Pledgor relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Lender may exercise such powers only after the occurrence and during the continuance of an Event of Default.  Pledgor agrees to reimburse Lender upon demand for all costs and expenses, including attorneys' fees, Lender may incur while acting as Pledgor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations.  Pledgor agrees that such care as Lender gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Lender's possession; provided, however, that Lender shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

            7.         Events of Default.

            (a)        Pledgor shall be deemed in default under this Pledge Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Note.

            (b)        Upon the occurrence of an Event of Default, Lender shall be entitled to exercise all of its rights and remedies under this Pledge Agreement, any other Loan Documents to which Pledgor is a party, the UCC and other applicable laws.  Without limiting the generality of the foregoing, Pledgor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable laws), may forthwith (i) collect, receive, appropriate, foreclose upon and realize upon the Collateral, or any part thereof, (ii) transfer to or to register on the books of the Pledged Entity (or of any other Person maintaining records with respect to the Collateral) in the name of Lender or any of its nominees any or all of the Collateral, (iii) exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations, (iv) sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Lender's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  Pledgor authorizes Lender, on the terms set forth in this Section 7, to take possession of the Collateral, or any part of it, and to pay, purchase, contest or compromise any Lien which, in the opinion of Lender, appears to be prior or superior to its security interest.  Lender shall have the right upon any such public sale or sales, and, to the extent permitted by applicable laws, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Pledgor hereby releases.  Lender may sell the Collateral without giving any warranties as to the Collateral and may specifically disclaim any warranties of title, which procedures shall not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.  Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 7(g) below, and only after so paying over such net proceeds and after the payment by Lender of any other amount required by any provision of applicable laws, including Section 9608(a)(1)(C) of the UCC (or any other then applicable provision of the UCC), need Lender account for the surplus, if any, to Pledgor.  To the maximum extent permitted by applicable laws, Pledgor waives all claims, damages and demands against Lender arising out of the repossession, retention or sale of the Collateral except for any such claims or damages found by a final, non-appealable judgment of a court of competent jurisdiction to arise from the gross negligence or willful misconduct of Lender.  Pledgor agrees that Lender need not give more than ten (10) days' prior written notice (which notification shall be deemed given in accordance with the Note) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

            (c)        From and after the occurrence of an Event of Default and receipt of notice by Pledgor that all voting and distribution rights of Pledgor with respect to the Collateral are terminated, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5(a) hereof and to receive the Distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 5(b) hereof shall cease and all such rights shall thereupon become vested in Lender and Lender shall thereupon have the sole right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such Distributions and interest payments.  Notwithstanding the foregoing, in the event that Pledgor receives any such Distributions or interest payments after an Event of Default and receipt of such notice, Pledgor shall promptly deliver to Lender to hold as Collateral all such Distributions and interest payments, in the same form as so received (with any necessary endorsement) and, until so delivered, shall hold such Distributions and interest payments in trust for the benefit of Lender, segregated from the other property or funds of Pledgor.

            (d)        Pledgor agrees to pay all fees, costs and expenses of Lender, including attorneys' fees and costs (including allocated costs of internal counsel), incurred in connection with the enforcement of any of its rights and remedies hereunder.

            (e)        Pledgor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable laws) of any kind in connection with this Pledge Agreement or any Collateral.

            (f)         Pledgor agrees that a breach of any covenants contained in this Section 7 will cause irreparable injury to Lender, that in such event Lender would have no adequate remedy at law in respect of such breach and, as a consequence, agrees that in such event each and every covenant contained in this Section 7 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Obligations are not then due and payable.

            (g)        The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by Lender to the Obligations in any manner specified in the Note.

            8.        Securities Laws.

            (a)        As to any Collateral constituting certificated securities or uncertificated securities, if, at any time when Lender shall determine to exercise its right to sell the whole or any part of such Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (as so amended the "Act"), Lender may, in its discretion (subject only to applicable requirements of laws), sell such Collateral or part thereof by private sale in such manner and under such circumstances as Lender may deem necessary or advisable, but subject to the other requirements of this Section 8(a), and shall not be required to effect such registration or cause the same to be effected.  Without limiting the generality of the foregoing, in any such event Lender may, in its sole discretion, (i) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under the Act; (ii) approach and negotiate with a single possible purchaser to effect such sale; and (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof.  In addition to a private sale as provided above in this Section 8(a), if any of such Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale hereunder, then Lender shall not be required to effect such registration or cause the same to be effected but may, in its sole discretion (subject only to applicable requirements of applicable laws), require that any sale hereunder (including a sale at auction) be conducted subject to such restrictions as Lender may, in its sole discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the United States Bankruptcy Code and other applicable laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

            (b)        Pledgor agrees that in any sale of any of such Collateral, whether at a foreclosure sale or otherwise, Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable laws (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority, and Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Lender be liable nor accountable to Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

            (c)        The UCC states that Lender is able to purchase the Pledged Membership Interests only if they are sold at a public sale.  Lender has advised Pledgor that SEC staff personnel have issued various No-Action Letters describing procedures which, in the view of the SEC staff, permit a foreclosure sale of securities to occur in a manner that is public for purposes of Article 9 of the UCC, yet not public for purposes of Section 4(2) of the Act.  The UCC permits Pledgor to agree on the standards for determining whether Lender has complied with its obligations under Article 9 of the UCC.  Pursuant to the UCC, Pledgor specifically agrees (x) that it shall not raise any objection to Lender's purchase of the Pledged Membership Interests (through bidding on the obligations or otherwise) and (y) that a foreclosure sale conducted in conformity with the principles set forth in the No-Action Letters (i) shall be considered to be a "public" sale for purposes of the UCC; (ii) will be considered commercially reasonable notwithstanding that Lender has not registered or sought to register the Pledged Membership Interests under the Securities Laws, even if Pledgor or the Pledged Entity agrees to pay all costs of the registration process; and (iii) shall be considered to be commercially reasonable notwithstanding that Lender purchases the Pledged Membership Interests at such a sale.

            (d)        Upon the occurrence of an Event of Default and at Lender's request, Pledgor shall, at its own expense:

                        (i)         use its best efforts to execute and deliver, and cause the Pledged Entity and the directors, members, partners and officers thereof and all other necessary Persons to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Lender, advisable to sell the Collateral in a public or private sale, including any such acts requested by Lender to (A) register such Collateral under the provisions of the Act, and to cause a registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by applicable laws to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Lender, are necessary or advisable, all in conformity with the requirements of the Act and the rules and regulations of the SEC applicable thereto, (B) qualify the Collateral under the state securities laws or "Blue Sky" laws (C) obtain all necessary authorizations and approvals by, and notices to and filings with, Governmental Authorities for the sale of the Collateral and (D) otherwise permit any such sale to be made;

                        (ii)        cause the Pledged Entity to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Act;

                        (iii)       execute and deliver, or cause the officers, directors, members and partners of the Pledged Entity to execute and deliver, to any Person or Governmental Authority as Lender may choose, any and all documents and writings which, in Lender's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or the Pledged Entity engage in business, in order to transfer or to more effectively transfer the Pledged Membership Interests or otherwise enforce Lender's rights hereunder; and

                        (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in full compliance with all applicable laws.

            9.         Miscellaneous.

            (a)        Notices.  Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Pledgor or Lender under this Pledge Agreement shall be given as provided in Section 8(c) of the Note.

            (b)        Waivers; Amendments.  No amendment, modification, supplement, extension, termination or waiver of any provision of this Pledge Agreement, no approval or consent hereunder, and no consent to any departure by Pledgor therefrom, may in any event be effective unless in writing signed by Lender, and then only in the specific instance and for the specific purpose given and any such amendment, modification, supplement, extension, termination or waiver shall be binding upon Lender and Pledgor.

            (c)        Successors and Assigns.  This Pledge Agreement shall be binding upon the Pledgor and shall inure to the benefit of Lender; provided, however, that Pledgor may not assign or transfer its rights or obligations under this Pledge Agreement without the prior written consent of Lender.  Lender may assign or transfer its rights under this Pledge Agreement without the prior written consent of Pledgor.  Any attempted assignment or transfer in violation of this Section 9(c) shall be null and void.

            (d)        Partial Invalidity.  If at any time any provision of this Pledge Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Pledge Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

            (e)        Cumulative Rights, etc.  Powers and remedies of Lender under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Lender by virtue of any applicable law, the Note, any other Loan Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's rights hereunder.  Pledgor waives any right to require Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Lender's or such Lender's power.

            (f)         Payments Free of Taxes, etc.  All payments made by Pledgor under this Pledge Agreement shall be made by Pledgor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings.  In addition, Pledgor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Pledge Agreement.  Upon request by Lender, Pledgor shall furnish evidence satisfactory to Lender that all requisite authorizations and approvals by, and notices to and filings with, Governmental Authorities have been obtained and made and that all requisite taxes, levies and charges have been paid.

            (g)        Governing Law.  This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).

            (h)        Duties of Lender.  The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers.  Except as provided in §9207 of the UCC, Lender shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Collateral.

            (i)         Jury Trial.  PLEDGOR AND LENDER EACH, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT.

            (j)         Venue.  Pledgor hereby consents to the exclusive jurisdiction of the state courts of the State of New York or the United States Federal District Court for the Southern District of New York, waives any objections to such venue, waives personal service of any and all process upon it, consents to service of process by registered mail directed to it at the address stated above, and acknowledges that service so made shall be deemed to be completed upon actual delivery thereof (whether accepted or refused).

            (k)        Release of Collateral.  Upon the satisfaction of all of the Obligations, Lender shall release the entire security interest granted to Lender in and to the Collateral pursuant to the terms of this Agreement.  In furtherance of the foregoing, Lender shall execute, deliver and/or file such UCC termination statements and such other instruments, agreements and documents that are reasonably necessary to evidence the termination of Lender's security interest in and to the Collateral.

            IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be executed as of the day and year first above written.

            ENVIROKARE COMPOSITE CORP.,
            a Delaware corporation

            By: /s/ Nicholas Pappas
            Name: Nicholas Pappas
            Title:   CEO

ATTACHMENT 1

TO PLEDGE AGREEMENT
MEMBERSHIP INTERESTS

Issuer	Interests Owned Directly By Pledgor	Interests Owned Indirectly By Pledgor
LRM Industries LLC	50% interest	None

            List of Governance Agreements

            Limited Liability Company Agreement, dated as of February 15, 2005, by and between NOVA Chemical Inc. and Envirokare Composite Corp.

EXHIBIT A

 [Form of Confirmation Statement and Instruction Agreement]

May 15, 2006

NOVA Chemicals Inc.
1550 Coraopolis Heights Road
Moon Township, Pennsylvania  15108
Attention:  Senior Vice President, Legal

Ladies and Gentlemen:

            Reference is made to the Pledge and Security Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), by Envirokare Composite Corp., a Delaware corporation ("Pledgor"), in favor of you, as pledgee.  Capitalized terms used but not defined herein have the meanings provided in the Pledge Agreement.

            In connection with the pledge to you by Pledgor of all of its limited liability company membership interests in LRM Industries LLC and all other rights and interests in the undersigned pledged to you pursuant to the Pledge Agreement (the "Collateral"), the undersigned hereby represents, warrants and agrees with you as follows:

            (a)        The undersigned acknowledges receipt of a copy of the Pledge Agreement;

            (b)        In accordance with Pledgor's instructions, the undersigned has registered on its respective books and records your security interest in the Collateral and no other Lien on such Collateral is registered on the respective books and records of the undersigned;

            (c)        The undersigned shall deliver directly to you at your address set forth above, any and all instruments and/or certificates evidencing any right, option or warrant, and all new, additional or substituted securities issued to, or to be received by, Pledgor by virtue of its ownership of the respective Collateral issued either by the undersigned or upon exercise by Pledgor of any option, warrant or right attached to such Collateral;

            (d)        Other than the Pledge Agreement, the undersigned has not entered into an agreement with any third party to act on such third party's instructions without further consent of Pledgor with respect to the respective Collateral; and agrees that it will not enter into any such agreement with any third party concerning the Collateral;

            (e)        After the occurrence of an Event of Default, the undersigned shall pay directly to you any and all cash distributions which might be declared and payable (including any unpaid distributions accrued prior to the date hereof) on any of the Collateral or any of the other Collateral issued by the undersigned, and which but for the provisions of this letter would be paid to Pledgor;

            (f)         At any time upon and during the continuance of an Event of Default, and upon your exercise of applicable remedies pursuant to the Pledge Agreement, upon your written instructions, the undersigned shall register the transfer of such Collateral to you or your nominee, as applicable;

            (g)        Each item of the Collateral which constitutes securities have been duly authorized and validly issued and are not subject to, nor will the undersigned at any time permit it to become subject to, any restrictions governing its issuance, transfer, ownership or control other than those currently set forth in the Governance Agreements; and

            (h)        The undersigned will comply with your instructions relating to the Collateral without the need for further consent from Pledgor.

            The undersigned agrees that, if at any time you shall determine to exercise your right to sell all or any of the Collateral issued by the undersigned, the undersigned will, upon your request and at Pledgor's expense:

            (a)        provide you with such other information and projections as may be necessary or, in your opinion, advisable to enable you to effect the sale of such Collateral;

            (b)        do or cause to be done all such other acts and things as may be necessary to make the sale of such Collateral or any part thereof valid and binding and in compliance with applicable law; and

            (c)        do or cause to be done all such other acts and things as may be necessary to constitute you or your designees or transferees an owner or partner, as the case may be, of the undersigned.

            You are hereby authorized, in connection with any sale of the Collateral issued by the undersigned, to deliver or otherwise disclose to any prospective purchaser of such Collateral (i) any information and projections provided to you pursuant to subsection (a) above and (ii) any other information in your possession relating to the undersigned or such Collateral.

            The undersigned confirms: On the date hereof, Pledgor is the registered owner of a 50% limited liability company interest in the undersigned.

            The registered pledgee of the Pledged Interests is:

            NOVA Chemicals Inc., a Delaware corporation, its successors and assigns.

            Until the Obligations are paid in full (exclusive of provisions which shall survive full payment), the undersigned agrees to:  (i) comply with your instructions, without any further consent from Pledgor or any other Person, in respect of the Collateral; and (ii) disregard any request made by Pledgor or any other Person which contravenes the instructions of Pledgee with respect to the Collateral.  Notwithstanding anything in this paragraph, this Confirmation Statement and Instruction Agreement shall not be construed as expanding the rights of Pledgee to give instructions with respect to the Collateral beyond such rights set forth in the Pledge Agreement.  Your rights under this Confirmation Statement and Instruction Letter will inure to the benefit of your successors and assigns.

            Very truly yours,

            LRM INDUSTRIES LLC

            By: /s/ Nicholas Pappas
            Name: Nicholas Pappas
            Title:   CEO